As filed with the Securities and Exchange Commission on June 1, 1998
                                               Registration No. 001-10360

        ---------------------------------------------------------------

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of Commission Only
[x ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

         ------------------------------------------------------------

                               CRIIMI MAE Inc.

         ------------------------------------------------------------


Payment of Filing Fee:

[x ]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a(6)-(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement Number:
      3)    Filing Party:
      4)    Date Filed:

                               CRIIMI MAE Inc.


           Proxy for Special Meeting of Shareholders on July 7, 1998 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of CRIIMI MAE Inc. appoints William B. Dockser and
H. William Willoughby, and each of them, with full power of substitution, as proxy to vote all shares of the undersigned in CRIIMI MAE Inc., at the Special Meeting of Shareholders to be held on July 7, 1998 and at any adjournments thereof (the "Special Meeting"), with like effect and as if the undersigned were personally present and voting, upon the matters set forth in this proxy card. This card also provides voting instructions for shares held in the CRIIMI MAE Inc. Dividend Reinvestment and Stock Purchase Plan.

The following matters are proposed by the Board of Directors of CRIIMI MAE
Inc.

     1. Proposal to approve and adopt an amendment to the CRIIMI MAE Inc. Articles of Incorporation to increase the number of authorized shares of CRIIMI MAE Inc. common stock, par value $.01 per share ("Common Shares"), from 60,000,000 to 120,000,000.

          [ ]     For     [ ]     Against     [ ]     Abstain


     2. Proposal to approve and adopt an amendment to the CRIIMI MAE Inc. Articles of Incorporation to comply with a New York Stock Exchange requirement.

          [ ]     For     [ ]     Against     [ ]     Abstain

     3. Such other matters as may properly come before the Special Meeting or any adjournments thereof, at the discretion of the proxy holders.


PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (1) FOR APPROVAL OF THE AMENDMENT TO THE CRIIMI MAE INC. ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 60,000,000 TO 120,000,000, (2) FOR APPROVAL OF THE AMENDMENT TO THE CRIIMI MAE INC. ARTICLES OF INCORPORATION TO COMPLY WITH A NEW YORK STOCK EXCHANGE REQUIREMENT AND (3) FOR OR AGAINST ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AT THE DISCRETION OF THE PROXY HOLDERS. PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.

                                         Dated:                       , 1998
                                                -----------------------

                                               -----------------------------
                                               Shareholder sign above

                                               -----------------------------
                                               Co-holder, if any, sign above

SIGNATURE(S) MUST CORRESPOND EXACTLY WITH NAME(S) AS IMPRINTED HEREON. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such, and if the signer is a corporation, please sign with the full name by a duly authorized officer. If stock is held in the name of more than one person, all named holders must sign the proxy.

PLEASE VOTE AT ONCE.  It is important.

                              CRIIMI MAE Inc.
                            11200 Rockville Pike
                          Rockville, Maryland 20852



                                                            June 1, 1998


Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of CRIIMI MAE Inc. to be held on Tuesday, July 7, 1998, at 10:00 a.m., local time, at the offices of CRIIMI MAE Inc., 5th Floor Boardroom, 11200 Rockville Pike, Rockville, Maryland. The formal Notice of the Special Meeting and a Proxy Statement describing the purposes of the meeting are enclosed. Please give them your prompt and careful attention.

     Your vote is important. Whether or not you plan to attend the meeting, please sign and return your proxy in the enclosed envelope promptly. No postage is necessary if mailed in the United States.

    Thank you for your cooperation and prompt reply.

                                        Sincerely,


                                        WILLIAM B. DOCKSER
                                        Chairman of the Board of Directors

                            CRIIMI MAE Inc.

                             ------------
               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD JULY 7, 1998
                             ------------

To Our Shareholders:

     A Special Meeting of Shareholders of CRIIMI MAE Inc. (the "Corporation") will be held on Tuesday, July 7, 1998, at 10:00 a.m., local time, at the offices of CRIIMI MAE Inc., 5th Floor Boardroom, 11200 Rockville Pike, Rockville, Maryland for the following purposes:

1. To approve and adopt an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), from 60,000,000 to 120,000,000;

2. To approve and adopt an amendment to the Corporation's Articles of Incorporation to comply with a New York Stock Exchange requirement; and

3. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on May 26, 1998 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

     A Proxy Statement and proxy card are enclosed with this Notice.


IMPORTANT:

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO EVEN THOUGH YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.


                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   H. WILLIAM WILLOUGHBY
                                   Secretary


June 1, 1998

                             TABLE OF CONTENTS
                                                                    Page
                                                                    ----

ABOUT THE MEETING.....................................................1
     What is the purpose of the Special Meeting?......................1
     Who is entitled to vote?.........................................1
     What if I hold shares of Common Stock through the CRIIMI MAE Inc.
       Dividend Reinvestment and Stock Purchase Plan?.................1
     Who can attend the Special Meeting?..............................1
     What constitutes a quorum?.......................................1
     How do I vote?...................................................2
     Can I change my vote after I return my proxy card?...............2
     What are the Board of Directors's recommendations?...............2
     What vote is required to approve each proposal?..................2

BENEFICIAL OWNERSHIP OF COMMON STOCK..................................3
     Who are the largest owners of the Corporation's Common Stock?....3
     How many shares of Common Stock do the Corporation's directors and officers own?.............................................4

PROPOSAL 1 - DIRECTORS' PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER
             OF AUTHORIZED SHARES OF COMMON STOCK.....................4

PROPOSAL 2 - DIRECTORS' PROPOSAL TO COMPLY WITH A
     NEW YORK STOCK EXCHANGE REQUIREMENT..............................5

OTHER MATTERS.........................................................5

ADDITIONAL INFORMATION................................................5

                              CRIIMI MAE Inc.
                           11200 Rockville Pike
                        Rockville, Maryland  20852

                           --------------------
                             PROXY STATEMENT
                           --------------------


     This Proxy Statement is furnished by the Board of Directors of CRIIMI MAE Inc. (the "Corporation") in connection with its solicitation of proxies for use at the Special Meeting of Shareholders on July 7, 1998, at 10:00 a.m., local time, at the offices of CRIIMI MAE Inc., 5th Floor Boardroom, 11200 Rockville Pike, Rockville, Maryland, and at any and all adjournments thereof (the "Special Meeting"). Proxy Statements and the accompanying proxy cards are being mailed to shareholders on or about June 1, 1998. A proxy card for use at the Special Meeting is enclosed.


                              ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     At the Special Meeting, shareholders will act upon the matters outlined in the accompanying Notice of Special Meeting, including two proposed amendments to the Corporation's Articles of Incorporation. In addition, management will be available to respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

     The voting securities of the Corporation consist of shares of common stock, $.01 par value per share ("Common Stock"), of which 47,173,744 shares of Common Stock were issued and outstanding at the close of business on May 26, 1998 (the "Record Date"). Only shareholders of record at the close of business on the Record Date are entitled to receive notice of the Special Meeting and to vote the shares of Common Stock that they held on that date at the Special Meeting. Each share of Common Stock is entitled to one vote. Shareholders do not have cumulative voting rights.

WHAT IF I HOLD SHARES OF COMMON STOCK THROUGH THE CRIIMI MAE INC. DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN?

     If you are a participant in the CRIIMI MAE Inc. Dividend Reinvestment and Stock Purchase Plan ("DRSPP"), the proxy card will represent the number of full shares held for you in the DRSPP account on the Record Date, as well as shares registered in your name. If you do not return your proxy card representing shares of Common Stock held for you in the DRSPP, those shares will not be voted.

WHO CAN ATTEND THE SPECIAL MEETING?

     All shareholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. However, as noted above, only shareholders of record are entitled to vote. Admission to the Special Meeting will be on a first-come first-served basis. The Special Meeting will begin at 10:00 a.m.

WHAT CONSTITUTES A QUORUM?

     The presence at the Special Meeting, in person or by proxy, of the holders of a majority of shares of Common Stock outstanding and entitled to vote on the Record Date will constitute a quorum, permitting the conduct of business. Proxy cards received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares of Common Stock considered to be present at the Special Meeting. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to do so.

HOW DO I VOTE?

     If you complete, date and properly sign the accompanying proxy card and return it to the Corporation, it will be voted as you direct. To ensure your shares of Common Stock are represented at the Special Meeting, please return your proxy card promptly.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Corporation either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD OF DIRECTORS'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendation is set forth together with the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends a vote:

     - FOR the amendment to the Corporation's Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 60,000,000 to 120,000,000 (see page 4)
     - FOR the amendment to the Corporation's Articles of Incorporation to comply with a New York Stock Exchange requirement (see page 5)

     With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote in their discretion on any such matter.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

     - AMENDMENTS TO THE ARTICLES OF INCORPORATION. Approval of each of the proposed amendments to the Corporation's Articles of Incorporation to (i) increase the number of shares of Common Stock authorized for issuance from 60,000,000 to 120,000,000 and (ii) comply with a New York Stock Exchange requirement, requires the affirmative vote of two-thirds of all the votes entitled to be cast on the proposed amendments. A shareholder may vote for or against or abstain from voting on each proposed amendment. Any shares not voted (whether by abstention, broker non-vote or otherwise) have the effect of a negative vote.

     - OTHER PROPOSALS. For any other proposal properly brought before the Special Meeting, the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting will be required for approval.

     If the proxy is properly executed and returned, the shares of Common Stock it represents will be voted at the Special Meeting in accordance with the instructions noted thereon. If no direction is indicated, such shares of Common Stock will be voted: (1) FOR the amendment to the Corporation's Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 60,000,000 to 120,000,000; (2) FOR the amendment to the Corporation's Articles of Incorporation to comply with a New York Stock Exchange requirement; and (3) FOR or AGAINST such other matters as may properly come before the Special Meeting in the discretion of the proxy holders.

The Corporation's management knows of no matter to be brought before the Special Meeting which is not referred to in the Notice of Special Meeting and this Proxy Statement. If, however, any other matter comes before the Special Meeting, the proxy holders will vote in their own discretion, unless the proxy contains instructions to the contrary. Any shareholder executing a proxy has the power to revoke it at any time before it is voted by submitting a notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and orally withdrawing the proxy.


                  BENEFICIAL OWNERSHIP OF COMMON STOCK

WHO ARE THE LARGEST OWNERS OF THE CORPORATION'S COMMON STOCK?

     The Corporation knows of no single person or group that is the beneficial owner of more than five percent of the outstanding shares of Common Stock. Information regarding the beneficial ownership of more than five percent of the shares of Common Stock is based upon filings received by the Corporation under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other information available to the Corporation.

HOW MANY SHARES OF COMMON STOCK DO THE CORPORATION'S DIRECTORS AND OFFICERS
OWN?

     The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of May 1, 1998 by (i) each director of the Corporation, (ii) the chief executive officer and each of the four executive officers of the Corporation who received the highest compensation during the Corporation's fiscal year ended December 31, 1997 and
(iii) all directors and executive officers of the Corporation as a group. Unless otherwise indicated, the voting and investment powers for the shares of Common Stock listed are held solely by the named holder.

                          Amount and Nature             Percentage of
                         of Shares of Common          Shares of Common
Name                    Stock Beneficially Owned       Stock Outstanding
----                    ------------------------      --------------------
William B. Dockser           1,781,099 (a)(b)                3.8%
H.William Willoughby         1,475,595 (a)(c)                3.1
Garrett G. Carlson, Sr          10,000 (d)                    *
Larry H. Dale                    4,500                        *
G. Richard Dunnells             13,071                        *
Robert J. Merrick                2,500                        *
Frederick J. Burchill           40,932                        *
Cynthia 0. Azzara               15,062                        *
Donald R. Drew                   1,600 (e)                    *
All Directors and Executive
 Officers as a Group
 (12 persons)                3,341,892 (a)(b)(c)(d)(e)       7.1%
----------------------
*Less than 1%.

(a) Includes 2,767 shares of Common Stock owned by CRI, Inc. of which Messrs. Dockser and Willoughby are the sole shareholders.

(b) Includes 104,343 shares of Common Stock held by Mr. Dockser's wife, 125,000 shares of Common Stock held by the William B. Dockser '59 Charitable Lead Annuity Trust (for which Mr. Dockser has sole voting power) and 200,000 shares of Common Stock held by the Dockser Family Foundation (for which Mr. Dockser has sole voting power).

(c) Includes 43,100 shares of Common Stock held by Mr. Willoughby's wife, 25,000 shares of Common Stock held by Mr. Willoughby's parents, 10,000 shares of Common Stock held by Mr. Willoughby's son and 4,095 shares of Common Stock held by Mr. Willoughby's daughter.

(d) Includes 1,000 shares of Common Stock held by Mr. Carlson's wife and 8,500 shares of Common Stock held by two partnerships in which Mr. Carlson is the sole general partner.

(e)   Includes 1,000 shares of Common Stock held by Mr. Drew's wife.

                                PROPOSAL 1

         DIRECTORS' PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER
                OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors recommends an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 to 120,000,000. On May 26, 1998, 47,173,744 shares of Common Stock were issued and outstanding.

     At this time, the Corporation has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of Common Stock. The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable so that, as the need may arise, the Corporation will have shares of Common Stock available for general corporate purposes, including but not limited to stock splits or stock dividends, equity financings, management incentive and employee benefit plans, issuances pursuant to the CRIIMI MAE Inc. Dividend Reinvestment and Stock Purchase Plan and opportunities for expanding the business through investments or acquisitions.

     Authorized but unissued shares of Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Corporation's shareholders, except as otherwise required by applicable corporate law or stock exchange policies.

     The proposed amendment would not affect the authorized number of shares of Preferred Stock. The Corporation's 25,000,000 authorized shares of Preferred Stock, par value of $.01 per share, may be issued with such rights, preferences, and limitations as the Board of Directors may determine from time to time. On May 26, 1998, 1,879,582 shares of Preferred Stock were issued and outstanding.

     Although the Board of Directors has no present intention of doing so, the Corporation's authorized but unissued shares of Common Stock and Preferred Stock could be issued in one or more transactions which would make more difficult or costly, and less likely, a takeover of the Corporation. Issuing additional shares of stock would also have the effect of diluting the stock ownership of persons seeking to obtain control of the Corporation. Moreover, certain companies have issued rights to purchase their common stock, with such rights having terms designed to encourage in certain potential acquisitions negotiation with the company's board of directors. The authorized but unissued shares of Common Stock and Preferred Stock would be available for use in connection with the issuance of such rights. The proposed amendment to the Corporation's Articles of Incorporation makes no change in the authorized number of Shares of Preferred Stock and is not being recommended in response to any specific effort of which the Corporation is aware to obtain control of the Corporation, nor is the Board of Directors currently proposing to shareholders any anti-takeover measures.

     The adoption of the proposed amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 60,000,000 shares to 120,000,000 shares requires the affirmative vote of two-thirds of all the votes entitled to be cast on the proposed amendment. Any shares not voted (whether by abstention, broker non-vote or otherwise) have the effect of a negative vote. YOUR DIRECTORS RECOMMEND A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE CORPORATION'S ARTICLES OF INCORPORATION.

                                   PROPOSAL 2

                      DIRECTORS' PROPOSAL TO COMPLY WITH A
                       NEW YORK STOCK EXCHANGE REQUIREMENT

     Article EIGHTEENTH of the Corporation's Articles of Incorporation is intended to protect the Corporation's qualification as a real estate investment trust for federal income tax purposes by imposing certain transfer of ownership restrictions upon holders of shares of the Corporation's Common Stock. Article EIGHTEENTH provides generally that no person or persons acting as a group, with certain exceptions, shall at any time directly or indirectly own more than 9.8% of the outstanding shares of Common Stock.

     The Board of Directors recommends an amendment to the Corporation's Articles of Incorporation to include a provision required by all companies listed on the New York Stock Exchange. In order to ensure a fluid and orderly securities exchange, the purpose of the proposed amendment is to make certain that all transactions effected through the facilities of the New York Stock Exchange are enforceable and viable.

     If the proposed amendment is approved, Article EIGHTEENTH of the Corporation's Articles of Incorporation would be amended by adding the following new paragraph:

     "(I) Nothing in this Article EIGHTEENTH shall preclude the settlement of any transactions entered into through the facilities of the New York Stock Exchange or any other national securities exchange or automated inter-dealer quotation system; provided, that the fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article EIGHTEENTH and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article EIGHTEENTH."

     The adoption of the proposed amendment to the Articles of Incorporation to include certain language required by the New York Stock Exchange requires the affirmative vote of two-thirds of all the votes entitled to be cast on the proposed amendment. Any shares not voted (whether by abstention, broker non-vote or otherwise) have the effect of a negative vote. Your Directors recommend a vote FOR the adoption of the proposed amendment to the Corporation's Articles of Incorporation.


                                OTHER MATTERS

     The Board of Directors knows of no other business which will be presented at the Special Meeting. If other matters properly come before the Special Meeting, the persons named as proxy holders will vote in their discretion on any such matter.


                            ADDITIONAL INFORMATION


     SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING. Shareholders interested in presenting a proposal for consideration at the Corporation's 1999 Annual Meeting of Shareholders (expected to be held in May 1999) may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act and in the Corporation's Bylaws. To be eligible for inclusion, shareholder proposals must be received by the Corporation's Secretary no later than December 1, 1998.

     PROXY SOLICITATION COSTS. All costs relating to the solicitation of proxies in the enclosed form will be borne by the Corporation. The Corporation has retained MacKenzie Partners, Inc. to aid in the solicitation of proxies, at an estimated cost of $12,000 plus reimbursement of out-of-pocket expenses. Officers and regular employees of the Corporation may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Corporation will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.


                                   By order of the Board of Directors,




                                    H. WILLIAM WILLOUGHBY
                                    Secretary


June 1, 1998